MOUNT LUCAS U.S. FOCUSED EQUITY FUND
                         CLASS I SHARES (TICKER: BMLEX)
                                 CLASS II SHARES
                         A SERIES OF DUNDEEWEALTH FUNDS
                       (FORMERLY BHR INSTITUTIONAL FUNDS)

SUMMARY PROSPECTUS

January 31, 2010

Before you invest, you may want to review the Fund's prospectus ("Prospectus"), which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.dundeewealthus.com/en/Fund-Investors/Legal-Documents.asp. You can also get this information at no cost by calling 1-888-572-0968 or by sending an e-mail request to inquiries@dundeewealthus.com. The Fund's Prospectus, dated January 31, 2010, and the Fund's Statement of Additional Information ("SAI"), dated January 31, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective: The investment objective of the Mount Lucas U.S. Focused Equity Fund (the "Fund") is to seek long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you pay if you buy and hold Fund shares.

-------------------------------------------------------------------------------------------------------------------
                                                                                Class I Shares    Class II Shares
-------------------------------------------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your investment)
-------------------------------------------------------------------------------------------------------------------
Redemption Fee (charged on any redemption or exchange within 90 days of                    2.00%             2.00%
purchase)
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
-------------------------------------------------------------------------------------------------------------------
Management Fees                                                                            0.75%             0.75%
-------------------------------------------------------------------------------------------------------------------
Other Expenses                                                                             7.16%          7.41%(1)
-------------------------------------------------------------------------------------------------------------------
         Shareholder Servicing Fee                                                         0.00%             0.25%
-------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                       7.91%             8.16%
-------------------------------------------------------------------------------------------------------------------
Fee Waivers and Reimbursements(2)                                                         (6.96)%           (6.96)%
-------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee Waiver                                      0.95%             1.20%
-------------------------------------------------------------------------------------------------------------------

(1) "Other Expenses" for Class II Shares, which had not commenced operations as of the date of this prospectus, are estimated based on Class I Shares for the current fiscal year.

(2) The investment adviser (the "Adviser") has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 0.95% for Class I Shares and 1.20% for Class II Shares until September 27, 2011. If at any point during the period ending September 26, 2010, or, separately, if at any point during the three year period commencing September 27, 2010, it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent such a recapture does not cause the Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


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

--------------------------------------------------------------------------------
                               1 Year        3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
Class I Shares                  $97          $1,265        $2,844       $6,406
--------------------------------------------------------------------------------
Class II Shares                 $122         $1,336        $2,949       $6,555
--------------------------------------------------------------------------------

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 178.6% of the average value of its portfolio.

Principal Investment Strategy: The Fund invests, under normal market conditions, in U.S. common stocks and other equity securities. The Fund will invest at least 80% of its assets in U.S. common stocks and equity securities. The Fund's sub-adviser, Mount Lucas Management Corp. ("Mount Lucas" or the "Sub-Adviser"), selects investments for the Fund based upon a proprietary equity model developed by the firm's principals that screens and ranks stocks within the S&P 500(R) Index. The Sub-Adviser's approach is purely quantitative. The computer equity model identifies stocks for purchase using a combination of fundamental value and price momentum criteria. Price momentum is calculated as the percentage change in the price of a stock between two dates. These securities may be traded over-the-counter or listed on an exchange.

The Sub-Adviser's strategy maintains a focus on the large-cap universe and seeks to capitalize on the Sub-Adviser's belief that several ideas can lead to returns greater than the S&P 500(R) Index: deep value stocks may outperform the market over the long-term, momentum can persist within the market, fewer stocks in a strategy may be beneficial, a long-term investment horizon is necessary because strategies need time to work, and asset weighted portfolio construction may hurt returns in the long-run. The Fund will generally hold between 20-40 stocks and expects an annual turnover rate of approximately 80%.

Principal Risks of Investing in the Fund: Since it purchases equity securities, the Fund is subject to the risk that equity security prices will fall over short or extended periods of time. Price volatility is the principal risk of investing in the Fund. You could lose all or some of your investment in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

The Fund is also subject to the risk that its primary market segment, investments in large value companies, may underperform other market segments or the equity markets as a whole. Moreover, the Sub-Adviser's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired result, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to select stocks.

The Sub-Adviser believes that value stocks tend to be inexpensive based on various measures of their intrinsic value. These stocks are inexpensive because they are out of investor favor for one or more reasons. The goal of the Sub-Adviser is to identify value stocks that will increase in price and ultimately reflect their intrinsic value over time. Risks that may prevent value stocks from appreciating include: the Sub-Adviser's inability to correctly estimate a stock's intrinsic value, the market's inability to realize the stock's intrinsic value over time, or a poorly performing business causing the intrinsic value of the stock to decline.

The Fund is non-diversified and invests in a limited number of securities, typically 20 to 40 stocks. Therefore, the Fund's investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

This Fund should only be purchased by investors seeking capital appreciation who can withstand the share price volatility of equity investing.

Performance Information: The bar chart below shows the Fund's performance for each full calendar year since its inception. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. Performance for Class II Shares is not shown because Class II Shares of the Fund had not commenced operations as of the date of this prospectus. The total and average annual total returns differ only to the extent that the classes do not have the same expenses.

                                  [BAR CHART]

                                  2008     2009
                                -43.92%   37.27%

Best and Worst Quarterly Performance (for the periods reflected in the chart above)

Best Quarter
June, 30, 2009       26.55%

Worst Quarter
December 31, 2008   (24.89)%

Average Annual Total Return: The table below compares the Fund's average annual total returns for the past calendar year and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for 1 year and since inception compared with those of a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.dundeewealthus.com or by calling 1-888-572-0968.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2009

                                                                                1 Year     Since Inception*
Before Taxes                                                                    37.27%     (12.87)%
After Taxes on Distributions                                                    37.08%     (13.23)%
After Taxes on Distributions and Sale of Fund Shares                            24.48%     (10.90)%
-----------------------------------------------------------------------------------------------------------
S&P 500(R) Index (reflects no deductions for fees, expenses or taxes)           26.46%     (11.48)%

----------------
* The Fund's inception date is October 1, 2007.

Investment Adviser: DundeeWealth US, LP, 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312.

Investment Sub-Adviser: Mount Lucas Management Corp.


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

Portfolio Managers:

Tim Rudderow                              Roger Alcaly
President and Chief Investment Officer    Principal and Senior Equity Strategist
Mount Lucas Management Corp.              Mount Lucas Management Corp.
Length of Service: Since 1986             Length of Service: Since 1999

Nan Lu
Portfolio Manager and Director of Quantitative Equities
Mount Lucas Management Corp.
Length of Service: Since 2004

Purchasing, Selling and Exchanging Fund Shares: To purchase Class I Shares of the Fund for the first time, you must invest at least $100,000. To purchase Class II Shares of the Fund for the first time, you must invest at least $50,000. There is no minimum for subsequent investments.

You may purchase or redeem shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day").

Purchase and Redemption by Mail:
Regular Mail Address:                          Express Mail Address:
DundeeWealth Funds                             DundeeWealth Funds
C/O PNC Global Investment                      C/O PNC Global Investment
  Servicing (U.S.) Inc.                          Servicing (U.S.) Inc.
P.O. Box 9679                                  101 Sabin Street
Providence, RI 02940-9679                      Pawtucket, RI 02860-1427

Purchase by Wire: To open an account by wire, first call 1-888-572-0968 for details. To add to an existing account, wire your money using the instructions set forth below (be sure to include the Fund name and your account number):

Wiring Instructions:

PNC Bank, Philadelphia, PA
ABA #031000053
A/C 8611724522
RE: DundeeWealth Funds
REF: Mount Lucas U.S. Focused Equity Fund
FBO: [Shareholder Name and Account Number]

Redemption Fee: The Fund charges a redemption fee for any redemption or exchange within 90 days of purchase of shares of the Fund.

Dividends, Capital Gains, and Taxes: The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Additionally, you will recognize gain or loss when you redeem shares.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related service. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.


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